SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     SEPTEMBER 30, 2002
                                                 ----------------------------


              FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA,INC.
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             (Exact name of registrant as specified in its charter)


        SOUTH CAROLINA               0-11172                    57-0738665
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

       1230  MAIN  STREET
       COLUMBIA,  SOUTH  CAROLINA                                 29201
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      (Address of principal executive offices)                 (Zip  Code)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (803) 733-2659
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ITEM  5.  OTHER  EVENTS.

     Registrant announced on September 30, 2002, that it had consummated its merger with CB Financial Corp. The merger became effective as of October 1, 2002. At the time the merger was consummated, CB Financial Corp.'s unaudited consolidated financial statements reflected total assets of $ 44 million, total loans of $19 million, total deposits of $40 million, and shareholders' equity of $4 million. A copy of the press release issued by Registrant is attached as
Exhibit  99  to  this  Report.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

         (c)  The following exhibits are included with this Report.

       EXHIBIT  NO.                     DESCRIPTION  OF  EXHIBIT
     ----------------          ---------------------------------------------

           99                  Copy  of  press  release


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  FIRST CITIZENS BANCORPORATION
                                     OF SOUTH CAROLINA, INC.
                                          (Registrant)


DATE: October 8, 2002             BY:  /s/  Craig L. Nix
                                     --------------------
                                            Craig L. Nix
                                            Chief Financial Officer


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